Exhibit 99.1

FARO Receives Nasdaq Notification Regarding Late Filing of Form 10-Q for Period Ending April 2, 2006

          LAKE MARY, Fla., May 18 /PRNewswire-FirstCall/ -- FARO Technologies, Inc. (Nasdaq: FARO) announced today that, as expected, it has received from Nasdaq a Staff Determination indicating that the Company is not in compliance with the filing requirements for continued listing set forth in Nasdaq’s Marketplace Rule 4310(c)(14) because it has not timely filed its Quarterly Report on Form 10-Q for the period ended April 2, 2006, and that this late filing serves as an additional basis for delisting the Company’s securities on the Nasdaq National Market beyond the previously reported matter of the Company being late with the filing of its Annual Report on Form 10-K for the year ended December 31, 2005. The Company’s failure to file its Quarterly Report on Form 10-Q by May 11, 2006 triggered Nasdaq’s latest notice, and such notice was not caused by any other circumstance. As previously disclosed by the Company the Nasdaq Listing Qualifications Panel has given the Company until June 30, 2006 to file its abovementioned form 10-K and 10-Q.

          Forward-Looking Statements

          This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties, such as statements about our plans, objectives, projections, expectations, assumptions, strategies, or future events. Statements that are not historical facts or that describe the Company’s plans, objectives, projections, expectations, assumptions, strategies, or goals are forward-looking statements. In addition, words such as “may,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “seeks,” “estimates,” “will,” “should,” “could,” “projects,” “forecast,” “target,” “goal,” and similar expressions or discussions of our strategy or other intentions identify forward-looking statements. Other written or oral statements, which constitute forward-looking statements, also may be made by the Company from time to time. Forward-looking statements are not guarantees of future performance and are subject to various known and unknown risks, uncertainties, and other factors that may cause actual results, performances, or achievements to differ materially from future results, performances, or achievements expressed or implied by such forward-looking statements. Consequently, undue reliance should not be placed on these forward-looking statements.

          Factors that could cause actual results to differ materially from what is expressed or forecasted in forward-looking statements include, but are not limited to:

          *     The inability of the Company to file the Company’s Annual Report on Form 10-K and its Quarterly report on Form 10-Q, by June 30, 2006; and

          *     The other risks detailed in the Company’s Annual Report on Form 10-K and other filings from time to time with the Securities and Exchange Commission.

          Forward-looking statements in this release represent the Company’s judgment as of the date of this release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

          About FARO

          With more than 9,100 installations and 4,100 customers globally, FARO Technologies, Inc. and its international subsidiaries design, develop, and market software and portable, computerized measurement devices. The Company’s products allow manufacturers to perform 3-D inspections of parts and assemblies on the shop floor. This helps eliminate manufacturing errors, and thereby increases productivity and profitability for a variety of industries in FARO’s worldwide customer base. Principal products include the FARO TrackArm; FARO Laser ScanArm; FARO Laser Scanner LS; FARO Gage and Gage-PLUS; Platinum, Digital Template, Titanium, Advantage FaroArms; the FARO Laser Tracker X and Xi; and the CAM2 family of advanced CAD-based measurement and reporting software. FARO Technologies is ISO-9001 and ISO-1702 certified.

SOURCE  FARO Technologies, Inc.
          -0-                                                  05/18/2006
          /CONTACT:  Greg Fraser, Executive VP, FARO Technologies, +1-407-333-9911/
          /First Call Analyst: /
          /FCMN Contact: fraserg@faro.com /
          /Web site:  http://www.faro.com /